Exhibit 99.1

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the “safe harbor” provisions created by those laws. Clene’s forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drugs; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of the COVID-19 pandemic on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

| Commitment and Experienced Leadership COMMITTED TO REVOLUTIONIZING TREATMENT FOR PEOPLE WITH NEURODEGENERATIVE DISEASES TO RESTORE AND PROTECT NEURONAL HEALTH

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707. Clene is Focused on Core Brain Energy Deficits in Neurodegenerative Diseases ~0.5% NAD+/NADH unit decline per decade (~0.13 mV units per year by 31P-MRS Imaging) Brain Energy Potential Declines With Normal Aging Closed squares = averaged data by age group: 21–26 yrs, 33–36 yrs, and 59–68 yrs old; Open squares= individual subject values PARKINSON’S DISEASE Dopaminergic Neurons AMYOTROPHIC LATERAL SCLEROSIS Motor Neurons HUNTINGTON’S DISEASE Medium Spiny Neurons FRONTOTEMPORAL DEMENTIA Spindle Neurons Specific Neuronal Populations Are Vulnerable to Energetic Failure MULTIPLE SCLEROSIS Axonal Degeneration Neurons with high energetic demand are at increased risk for neurodegenerative disease

Significant Global Opportunity 1 Clarivate, DRG, ALS 2020. 2 Westad et al. 2017, doi:10.1038/nrd.2017.107;. 3 Parkinson’s Market Data Forecast, April 2021.. 4. Cheng HC, Ulane CM, Burke RE. Clinical progression in Parkinson disease and the neurobiology of axons. Ann Neurol 2010;67:715-725.. EMERGING EVIDENCE THAT EARLY MS IS NEURODEGENERATIVE Current drugs are largely ineffective, mostly generic. Existing treatments only target immunomodulation No disease-modifying treatments available, only symptom-targeted options OF DOPAMINERGIC NEURONS ARE LOST AT DIAGNOSIS4 Urgent unmet need to develop neuroprotective treatment to support cells’ energetic efficiency and resilience

CNM-Au8® | Catalytically-Active Nanocrystals Improves Energy Production to Promote Neuroprotection and Remyelination CNM-Au8 Nanocrystal Suspension Mechanistic Effects Improved Energy Production and Utilization Promotes Neuroprotection and Remyelination CNM-Au8 Nanocrystals Clean Surfaced, Highly Faceted Shapes Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Improves ALS Motor Neuron Survival & Neuron Connections Induced Pluripotent Stem Cell In Vitro Results – Motor Neuron Markers CNM-Au8® | Preclinical Evidence for Energetic Improvement Karen S. Ho et al. “Redox-enhancing nanocatalysis improves motor neuron survival in vitro and SOD1 mouse motor function and survival in vivo.” Presented at 30th International Symposium on ALS/MND 2019. December 4-6, 2019. Supports Myelin Integrity & Remyelination Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Karen S. Ho et al. “Redox-enhancing nanocatalysis improves motor neuron survival in vitro and SOD1 mouse motor function and survival in vivo.” Presented at 30th International Symposium on ALS/MND 2019. December 4-6, 2019. CNM-Au8 enables neuroprotection and remyelination by helping nervous system cells increase their resilience to the energetic deficits driving disease progression in ALS

CNM-Au8® | Neuroprotection & Remyelination Growing Evidence Supports CNM-Au8 Clinical Potential CNM-Au8 treatment effect on ALS disease progression and potential impact on survival Established brain target engagement in early Parkinson’s Disease (PD) and stable relapsing Multiple Sclerosis (MS) Phase 2 REPAIR non-active progressive MS underway Interim blinded observations: Stable relapsing multiple sclerosis (MS) participants suggests improved function (modified MSFC) including low contrast vision Expected readout 3Q 2022 Phase 2/3 HEALEY-ALS Platform Trial Ongoing Expected readout 3Q 2022

CNM-Au8® | Safety Summary Over 350 Years of Subject Exposure Without Identified Safety Signals Patient Exposure Across PD, MS, & ALS Long-term dosing experience up to 125 weeks All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings Clean Toxicology Findings Multiple species up to 9-months treatment Up to maximum feasible dosing without any toxicology findings related to CNM-Au8 Assessed as Predominantly Mild-to-Moderate Severity and Transient Well Tolerated Adverse Event (AE) Profile No SAEs related to CNM-Au8 considered severe, life-threatening, or resulting in death AEs predominantly mild-to-moderate Data on File, Clene Nanomedicine, Inc.

1. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81.. 2. Glanzman et al Improvement of Brain Energy Metabolism in Relapsing Multiple Sclerosis Patients - Results from Phase 2 REPAIR-MS Clinical Trial With CNM-Au8, ACTRIMS February 2022 CNM-Au8® | REPAIR Program Demonstrated Target Engagement and Improved Brain Energy Metabolism Exploratory (ATP Normalization) Study Objective: to demonstrate target engagement for CNM-Au8 on CNS biomarkers related to energetic effects in the brain using Magnetic Resonance Spectroscopy (31P-MRS) 1° Endpoint (integrated PD & MS)2 Brain Energy Potential Declines With Normal Aging ~0.5% NAD+/NADH unit decline per decade in healthy people (by 31P-MRS Imaging)1 Results demonstrated 10% improvement in NAD+/NADH ratio, which may translate to decades of improvement in cellular energy production and utilization

Vucic et al. BMJ Open. 2021 Jan 11;11(1):e041479. Data on File, Clene Nanomedicine, Inc. Study obj CNM-Au8® | Evidence for Motor Neuron Protection Results in favor of CNM-Au8 treatment but study underpowered 1° & 2° Endpoints Study Objective: Detect preservation of motor neuron function in people with early ALS as measured by MUNIX By targeting energy metabolism, CNM-Au8 may be able to protect motor neurons and restore ALS function Study Design: 36-week blinded treatment with ongoing long-term open-label follow-up Bulbar Onset ALS (Brainstem) Limb Onset ALS (Spinal Cord) Primary Endpoint: Spinal Cord Lower Motor Neuron Motor Unit Index (MUNIX) Sum Biceps brachii Tibialis Anterior Abductor Pollicis Brevis Abductor Digiti Minimi + + +

Proportion with <6 point decline CNM-Au8® | Significant Impact on Key Functional ALS Measures 1ALS Disease Progression defined as: Death, or Tracheostomy, or Non-invasive ventilation, or Gastrostomy tube RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021. ALS Specific QOL ALS Disease Progression (Exploratory Endpoint Pre-specified)

CNM-Au8® | CAFS: Survival & ALSFRS-R Berry et al. Amyotroph Lateral Scler Frontotemporal Degener. 2013 Apr;14(3):162-8. Data on File, Clene Nanomedicine, Inc. .  Exploratory Endpoint Pre-specified ALSFRS-R Decline Survival CAFS King’s Clinical Stage 4 Modified CAFS Exploratory Endpoint Post Hoc

CNM-Au8® | Demonstrated Significant Impact on Long-Term Survival with 70% Decreased Risk of Death RESCUE-ALS Active vs. Placebo Randomization Long-Term Observed Survival (Interim Analysis) Data on File, Clene Nanomedicine, Inc. Early CNM-Au8 treatment demonstrated a significant survival benefit during long-term follow-up compared to initial placebo randomization (9-month delayed treatment start or no treatment), resulting in a 70% decreased risk of death.

CAFS (Joint-Rank) Survival & ALSFRS-R Slow Vital Capacity Survival Change in ALSFRS-R slope + survival Registration Study: 24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo) 1 2 Phase 2/3 Anticipated topline data: 3Q 2022 (Stopped for futility) Paganoni et al. Ann Neurol. 2022 Feb;91(2):165-175. https://clinicaltrials.gov/ct2/show/NCT04414345.

Paganoni et al. Ann Neurol. 2022 Feb;91(2):165-175. Berry et al. Amyotroph Lateral Scler Frontotemporal Degener. 2013 Apr;14(3):162-8. Individual Scoring ALSFRS-R Decline Survival CAFS Rank participants based on time to death or ALSFRS-R change Phase 2/3 Integrated Function & Survival 1° and Key 2° Endpoints Change in Slope of ALSFRS-R Survival Improvement (Hazard Ratio) Primary Endpoint Key Secondary Endpoint (Combined Assessment of Function & Survival) Weighted Average of (1-slope change) and Hazard Ratio (Weighting based on # of Mortality Events)

Exploratory Endpoints Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Non-Active Relapsing MS Change in Low Contrast Letter Acuity (LCLA) At Week 24 Up to 48-Week Placebo-Control 2:1 Randomization (Active: Placebo) 15mg, 30mg, Placebo (n=73 of 150) Optical Coherence Tomography (OCT) Multi-focal VEP Amplitude & Latency Full field-VEP Amplitude & Latency MRI Endpoints Visual Function (High Contrast) QOL / EDSS 1 2 Change Composite Clinical Response 9HPT / SDMT / T25FW / LCLA Phase 2 -42 to -1 24-Week Blinded Fixed Treatment Period Up to 24-Week Blinded Extension Period (Until LPLV 24Wk Visit) LPLV Anticipated topline data: 3Q 2022 Insights to inform new Phase 2/3 MS trial https://clinicaltrials.gov/ct2/show/NCT03536559, Data on File, Clene Nanomediicne, Inc.

Significant Clinical Improvement Across Blinded Study Population Primary Endpoint: LCLA (Best-Corrected) & Secondary Endpoint: (m)MSFC Phase 2 2° | (m)MSFC 1° | LCLA Glanzman et al. VISIONARY-MS: Update to a Phase 2 Clinical Trial of CNM-Au8, Catalytically Active Gold Nanocrystals Suspension, for the Treatment of Chronic Optic Neuropathy ACTRIMS, February 2022.

1. Substantial alleviation is a patient global impression of severity scored as mild or normal. 2. Complete alleviation is a patient global impression of severity scored as normal. Time to complete alleviation2 of COVID-19 symptoms through Day 28 Proportion hospitalized for COVID-19 related medical support, or are deceased Number of alive hospital free days through Day 28 Mean change in SARS-CoV-2 viral load Change in oxygen saturation slope Change in Global Impression (severity and change) Predominantly in vaccinated, symptomatic patients Time to substantial alleviation1 of COVID-19 symptoms through Day 28 https://clinicaltrials.gov/ct2/show/NCT04610138 Time to complete alleviation2 of COVID-19 symptoms through Day 28 Number of hospital free days through Day 28 Mean change in SARS-CoV-2 viral load Change in oxygen saturation slope Change in Global Impression (severity and change) Predominantly in vaccinated, symptomatic patients Time to substantial alleviation1 of COVID-19 symptoms through Day 28 Anticipated topline data: 3Q 2022

Trade Secrets Patent Status b Patent Description Issued & Allowed Patents 150+ Pending Applications ~20 Total Patents/ Applications >170 Process And Method/Device (Clean Surface; Gold CSN) State of Matter (CNM-Au8) Method of Use (Prevent Demyelination & MoA) Method of Use (Bi-Metallic Au/Pt; Antimicrobial) Plasma Conditioning Electrode Design & Cycling Trough Flow, Temp, Pressure Concentration & Filtration Strong IP & MFG Capability Extensive Patent Portfolio With Protection Through 2035a & Proprietary Trade Secrets; Plus 7-year Orphan Drug Designation, and Scalable to Commercialization a With Patent Restoration Term (assuming 5-year extension). b As of 31-December-2021. In-House ISO8 Clean Room Clinical Production in Maryland

Anticipated Timeline & Upcoming Milestones VISIONARY-MS March 31, 2022 Cash and investments on hand (unaudited): $36.6M

CNM-Au8® | Growing Phase 2 Evidence Supports CNM-Au8 Commercial Potential

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